SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 13, 2003
                                  -------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




   300 Renaissance Center, Detroit, Michigan                 48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------




















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ITEM 5.  OTHER EVENTS

On June 13, 2003, Moody's Investors Service (Moody's) announced in a press release that it lowered its ratings on GM and GMAC. A portion of the press release issued by Moody's follows:

New York, June 13, 2003 -- Moody's Investors Service lowered General Motors Corporation's (GM) long-term rating to Baa1 from A3, and also lowered General Motors Acceptance Corp's (GMAC) long-term rating to A3 from A2 and its short-term rating to Prime-2 from Prime-1. The existing Prime-2 short-term rating of GM is confirmed. The Rating outlook for both GM and GMAC is negative.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    June 13, 2003
        -------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)